Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 1 Q3 2025 Update Presentation November 10, 2025 Moving Infrastructure Forward

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 SAFE HARBOR STATEMENT This presentation is for informational purposes only and contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) the ability to mine bitcoin profitably; (2) our ability to attract additional customers to lease our HPC data centers; (3) our ability to perform under our existing data center lease agreements; (4) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates; (5) the ability to implement certain business objectives, including its bitcoin mining and HPC data center development, and to timely and cost-effectively execute related projects; (6) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations;(7) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing);(9) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf; (10) operational and financial risks associated with the expansion of the Lake Mariner data center; and (11) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov. 2

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 WULF: The Power of Infrastructure ✓ 60 MW contracted to Core42 (online 2025/2026) ✓ 366 MW contracted to Fluidstack (expected online 2026) ✓ 168 MW Abernathy JV 2 (expected online 2026) ✓ Scalable capacity across existing owned sites, future joint ventures, and future sites HPC Colocation | 594 MW contracted1 Bitcoin Mining | ~130 MW Expect to lease 250-500 MW critical IT load of new HPC capacity per year ➢ Sites adhere to stringent power and fiber requirements ➢ Powered by low-cost, low-carbon energy 3 ✓ 130 MW in current operation ✓ Maintaining ~7.2 EH/s in Q4 2025 ✓ Well -positioned for profitability given favorable power costs ✓ Achieved $.047/kWh energy cost in 3Q25 ✓ Retain flexibility to redeploy mining capacity to HPC (1) Critical IT MW (2) Total MW of up to 51% WULF owned JV

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Investment Highlights Strategic Advantages of TeraWulf’s Digital Infrastructure Platform Proven Execution by Seasoned Builders and Operators • Deep expertise in energy infrastructure development • Proven track record of delivering complex infrastructure projects • WULF Den generating revenue (July 2025); CB1 generating revenue (August 2025); CB-2 anticipated to come online around year-end 2025 subject to tenant fit-out requests HPC-Ready Infrastructure • Industrial-scale, high-density compute sites • Infrastructure co-located with redundant high-speed fiber, water, and access to clean power • Ability to convert existing BTC capacity for AI and HPC workloads Vertically Integrated, Geographically Diverse Scalable Platform • Flexible approach to future growth including JV, leased, and fully owned sites • Effective control of land, power, and construction timelines • Designed for dynamic workloads (AI, HPC, Bitcoin mining) 4

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 5 2025 Highlights: Disciplined Growth & Consistent Execution ✓ WULF Den generating revenue (July 2025) ✓ CB-1 generating revenue (August 2025) ✓ CB-2 anticipated online around year- end 2025 subject to tenant fit-out requests ✓ 10 & 25-year leases, totaling $16.2Bn ✓ Google backstops totaling $4.5Bn of Fluidstack’s lease obligations1 ✓ Cayuga site unlocks 320 MW of scalable HPC critical IT capacity ✓ Additional expansion at Abernathy and beyond with partner Fluidstack ✓ Development Pipeline for future sites Deliver Core42 Capacity Secure Next HPC Tenant & Finance Build Expand HPC Pipeline (1) Across all leases

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 On October 16th, TeraWulf priced a $3.2 billion offering of 7.750% senior secured notes due 2030 at par to finance the construction of 522.5 MW of AI / High Powered Compute Data Centers at our Flagship Lake Mariner Campus $3.2Bn Senior Secured Green Notes Due 2030 7.750% Coupon Ba2/BB/BB Ratings from Moody’s, S&P, and Fitch (Tenant) (Tenant) Lease Agreements (Lease Backstop Provider) 14% Ownership via Warrants Credit Group New Build Parent $3.2Bn Senior Secured Notes $3.2 nior Secur otes WULF Compute LLC (wholly-owned subsidiary) Borrower Akela Data LLC (“Akela”) 450 MW under construction with ~45% of costs locked La Lupa Data LLC (“La Lupa”) 22.5 MW online with additional 50 MW delivering around year end subject to tenant fit-out requests 6 TeraWulf Announces Historic $3.2Bn Green Notes Offering Secured end-to-end development and financing model

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 7 De-Risk Through Credit Enhancement Mitigate construction and counter party risk ➢ $3.2B Google lease backstop fully covers debt exposure ➢ ~$850M warrant pledge (~14% WULF equity) ➢ Parent completion guaranty ensures that each project is fully funded and delivered, further enhancing integrity and investor confidence. Secure Agency Rating Validate structure and credit strength ➢ BB rating from leading agencies, recognizing the strength of Google’s support, and collateral package ➢ Recognition of robust collateral and Google support ➢ Positions WULF within the institutional credit market, establishing a benchmark for future financings under similar frameworks. Institutional-Grade Financing Mobilize sustainable, large-scale capital ➢ $3.2B Senior Secured Green Notes; 7.75% coupon, issued by ring-fenced subsidiary: WULF Compute LLC and placed with top-tier institutional investors ➢ Structured as an Eligible Green Project, targeting PUE < 1.25 and low-carbon grid power ➢ Establishes a repeatable capital markets template Originate Long-Term Leases Secure demand with tier-one counterparties ➢ 100% pre-leased capacity with Fluidstack (Google-backed) and Core42 (G42-backed). ➢ ~$6.7B contracted revenue; extensions up to ~$15B ➢ 10-year contracts; two 5-year extensions Build & Deliver Execute efficiently and replicate at scale ➢ La Lupa 22.5 of capacity online and another 50 MW delivering around year-end subject to tenant fit-out requests; Akela (450 MW) under construction with capacity online in phases throughout 2026. ➢ State-of-the-art design with closed-loop cooling and dual 345 kV feeds achieving class-leading efficiency and reliability. 1 2 3 4 5 We have developed a proven model for developing, financing and constructing world-class digital infrastructure facilities A Repeatable Financing Model for Sustainable AI Infrastructure Secured end-to-end development and financing model

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Broad Universe of Potential Sites Broad Universe of Potential Sites Broad Universe of Potential Sites Broad Universe of Potential Sites Broad Universe of Potential Sites Infrastructure & Regulatory Screening Feasibility & C mmercial Assessment Active Pursuit & Fi al Diligence Phase I Scope: 500 to 1,000+ parcels. Objective: Identify areas where infrastructure fundamentals align. Evaluation Focus: ✓ Proximity to generation and transmission ✓ Regional grid strength ✓ Land use and zoning compatibility ✓ State and utility regulatory environment Phase II Scope: ~100 to 200 screened sites. Objective: Remove speculative or constrained sites. Evaluation Focus: ✓ Interconnection capacity and cost ✓ Market and pricing dynamics ✓ Fiber availability and latency routes. ✓ Community receptivity Phase III Scope: ~25 to 40 credible, market-aligned sites. Objective: Quantify buildability and alignment with long-term strategic objectives. Evaluation Focus: ✓ Engineering, supply chain, and grid diligence ✓ Environmental and permitting assessments ✓ Stakeholder alignment ✓ Time to power Phase IV Scope: ~5 to 10 execution- ready sites. Objective: De-risk and advance high-confidence opportunities. Evaluation Focus: ✓ Land control ✓ Power agreement negotiations ✓ Final economic validation and stakeholder signoff Outcome: Refined subset of locations technically and politically possible Outcome: Comprehensive inventory of viable locations for screening Outcome: Clear visibility into cost and execution risk 8 Pipeline: Filtering Opportunities Through Expertise 25+ years of experience driving disciplined site acquisition—led by experts in energy development, utility interconnection, and regulatory strategy Fewer than 1% of opportunities progress to active development

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Lake Mariner Campus – 426 MW Critical IT • 60 MW leased by Core42 (backed by G42) ✓ ~$1.0B total contracted revenues ✓ ~$92MM average annual NOI ✓ ~85% NOI margin • 366 MW leased by Fluidstack (backed by Google) ✓ ~$6.7B total contracted revenues ✓ ~$570MM average annual NOI ✓ ~85% NOI margin Abernathy Campus – 168 MW Critical IT1 • 168 MW leased by Fluidstack (backed by Google) ✓ ~$9.5B total contracted revenues ✓ ~$260MM average annual NOI ✓ ~70% NOI margin Lake Mariner Campus – 200 MW • Anticipated 2H26-1H27 Cayuga – 320 MW • 2027: ~110 MW • 2028: ~240 MW • 2029: ~320 MW Exclusive Fluidstack JV Options – 336 MW • 2027-2028: Abernathy Phase II -- 168 MW • New Site: TBD – 168 MW Development Pipeline – 1 GW+ • Timing: TBD: ~1 GW+ 250 – 500 MW Critical IT MW Lease Signings Anticipate signing more contracts across both existing and to-be- announced sites Contracted Capacity ~510 MW Critical IT -- 100% Pre-Leased Future Capacity Pipeline 750 – 1,500 MW critical IT load Growth Targets Robust and Investor-Aligned Pipeline 9 (1) Total MW, revenue and NOI of up to 51% WULF owned JV Comprehensive Capacity Overview Visibility into contracted infrastructure, secured expansion sites, and future growth targets

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 60.0 60.0 60.0 366 366 366 366 168 168 168 168 500 750250 500 750 0 500 1,000 1,500 2,000 2,500 2025 2026 2027 2028 Core42 Fluidstack Abernathy Future Deployment - Low End Future Deployment - High End 250 60.0 Capacity Under Contract 10 ➢ Total Capacity: 1,390 MW (gross) ▪ Lake Mariner: 750 MW ▪ Cayuga: 400 MW ▪ Abernathy: 240 MW ➢ Leased Critical Capacity: 594 MW ▪ Core42: 60 MW in 2025 ▪ Fluidstack: 366 MW in 2026 ▪ Abernathy 168 MW in 20261 ➢ Future Critical IT Capacity Pipeline: 750 – 1,500 MW ▪ Owned Sites: 500 MW ▪ Incremental JV Sites: 336 MW ▪ Development Pipeline: 1 GW+ Note: MW figures represent critical IT MW Future deployment figures assume an incremental average of 250-500 MW annually and are subject to customer demand and regulatory approvals for power draw beyond existing interconnection agreements. Expect 250 – 500 MW critical IT load of incremental HPC signings annually Capacity Overview (1) Total MW of up to 51% WULF owned JV 1 ~850 – 1,100 ~1,100 – 1,600 ~1,350 – 2,100 594

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Q3 2025 Financial Snapshot HPC lease revenue and segment reporting commences 3Q25 Metric Amount Comments EOP Active Leased HPC Load (Net) 18 MW ➢ Wulf Den (2 MW net), CB-1 (16 MW net) Gross HPC Lease Revenue $7.2 million ➢ WULF Den online July, CB-1 online August; includes rent, power passthrough, maintenance and other revenues End of Period Hash Rate 11.6 EH/s ➢ Represents a 53% increase YoY Bitcoin Mined 377 ➢ 4 BTC per day Power Cost (mining) $0.047/kWh ➢ Enhanced price responsiveness programs avoided summer peak power prices Revenue $50.6 million ➢ 6% increase QoQ Cash & Cash Equivalents $712.8 million ➢ Cash on balance sheet, including restricted cash; supplemented by $1.025 billion 0% 2032 convertible notes issued in October Net Debt $787.2 million ➢ reflects i) $500 million 2.75% Convertible Notes due 2030, ii) $1,000 million 1.00% Convertible Notes due 2031, iii) $712.8 million of cash. 11

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 WULF Quarterly Performance Strongest Quarterly Adjusted EBITDA since April 2024 (2Q24) Halving 423 372 485 377 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Bitcoin Mined (# BTC) 9.7 12.2 12.2 11.6 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Ending Operating Capacity (EH/s) 1 Non-GAAP Segment Margin ($M) 2 $2.5 ($4.7) $14.5 $18.1 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Non-GAAP Adjusted EBITDA ($M) (1) Nameplate capacity is 11.6 EH/s; however, targeted operating capacity is 7.2 EH/s, reflecting miner spacing optimization and utilization of miner building power feeds for HPC buildings (2) Calculated as Revenue less Cost of Revenue (exclusive of depreciation, inclusive of demand response proceeds) and Operating Expenses. (3) Realized segment profit margin of ~72% is less than previously provided guidance of ~85% due to only partial lease revenue for the quarter and development costs incurred at Cayuga included in segment Operating Expenses ➢ HPC Leasing Segment generated ~72% profit margin3 ➢ Digital asset mining segment margin increased 8% QoQ driven by lower cost of revenue ➢ EBITDA +25% QoQ 12 $13.3 $7.0 $22.0 $23.7 $5.2 Q4 2024 Q1 2025 Q2 2025 3Q 2025 Mining Margin HPC margin

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 $0 $200 $400 $600 $800 $1,000 $1,200 Q3 2025 Capital Allocation Capital expenditures directed to HPC hosting buildout with focus on execution (1) Includes $1.4 million of restricted cash. (2) Net of financing-related fees. (3) Includes cash flows from operating, investing (including $19 million paid for the acquisition of Beowulf E&D), and financing activities not otherwise detailed in the chart above. 13 $91 Cash as of Q2’25 (1) Net Proceeds from 2031 Convertible Notes (2) Purchase of Capped Call Other Cash Impacts in 3Q’25 (3) Cash as of Q3’25(1) $975 $(226) $(101) $(29) $713 Akela & La Lupa Buildout

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 14 4Q25 – 2026 Capital Allocation and Liquidity Cash as of 3Q’25 (1) Total Sources: La Lupa & Akela Net Proceeds from 2032 Convertible Notes (3) Pro Forma LiquidityTotal Uses: Abernathy $1.3B Google Backstop (1) Includes $1.4M of restricted cash. (2) Capex of $8MM - $10MM per MW of critical IT load (3) Net of financing-related fees. $713M $1B $1.3B - $1.7B (2) ~$1B ~$4.3B $3.2B Senior Secured Notes ~$1.1B Equity Total Uses: La Lupa & Akela $4.33B Excess Cash on Balance Sheet Cash for Pipeline M&A ~$3.7B Capex for Akela & La Lupa $675M DSRA/IDC/Fees Cash for Abernathy JV

APPENDIX 15

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 2 3 41 Broad Universe of Potential Sites Broad Universe of Potential Sites ✓ Leased property made available for exclusive use and ready for service. Contract transitions to operational phase. ✓ Customer regular rent payments begin per lease schedule. ✓ Prepaid rent applied to cash billing at 50% until fully applied. Broad Universe of Potential Sites Core42 HPC Leasing “Double Click” Contract Execution Construction & Development Lease Commencement and Lease Revenue Recognition Power Passthrough & Other Services ✓ Procure equipment for site build-out. ✓ Manage subcontractors and vendors. ✓ Oversee design, build, and commissioning. ✓ Capex funded through equity and debt. ✓ Contracts executed on critical capacity. ✓ Minimum initial base term of 10 years; two 5-year extension options. ✓ Customer prepays one-year of rent (“Prepaid Rent”). ✓ Power and utilities costs incurred by the data center passed through directly to Customer with no margin. ✓ Other services requested by Customer (e.g., remote hands) provided, as needed, under fixed fee arrangement. 16 ✓ Fixed assets recorded to construction in progress (“CIP”) ($8-10M/MW). ✓ No income statement impact. ✓ Lease revenue recognized on a straight-line basis. Accordingly, timing of GAAP revenue recognition may differ from cash received. ✓ CIP placed into service as PP&E. ✓ Deferred rent liability amortized as excess of straight-line revenue over cash received. ✓ Revenue and cost of revenue for power costs recognized on gross basis. ✓ Revenue for remote hands recognized on a straight-line basis. Accordingly, timing of GAAP revenue recognition may differ from cash received ✓ Deferred rent liability recorded for Prepaid Rent. Financial Statement Impacts

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Cash Cost to Mine BTC (1) Assumes 4% ancillary load. (2) Actual hash rate through Q3 2025. Projected hash rate for Q4 2025E factors in ~70% availability. (3) Estimated power cost of $0.05/kWh at Lake Mariner for Q4 2025 (4) Estimated annual operating costs allocated to BTC mining at Lake Mariner. Q1 2025A Q2 2025A Q3 2025A Q4 2025E Market Inputs: Network Hash Rate (EH/s) 1,100 Transaction Fees (%) 2.0% Operating Inputs: Miner Efficiency (J/TH) [1] 18.0 Average Hash Rate (EH/s) [2] 7.3 10.3 8.5 7.2 Total BTC Mined 372 485 377 278 $ in 000’s $/BTC $/PH/Day $ in 000’s $/BTC $/PH/Day $ in 000’s $/BTC $/PH/Day $ in 000’s $/BTC $/PH/Day Power Cost [3] $24,553 $66,063 $37 $22,094 $45,555 $24 $16,797 $44,542 $21 $14,367 $51,765 $22 Operating Expense [4] $2,207 $5,932 $3 $2,842 $5,860 $3 $2,807 $7,444 $4 $2,444 $8,805 $4 Total Cash Cost to Mine $26,760 $71,930 $41 $24,936 $51,415 $27 $19,604 $51,985 $25 $ 16,811 $60,570 $26 17

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Q3 2025 Statement of Operations Note: All values in thousands except number of shares and loss per common share 18 Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Revenue $ 50,578 $27,059 $125,416 $105,066 Costs and expenses: Cost of revenue (exclusive of depreciation shown below) 17,123 14,660 63,770 42,986 Operating expenses 2,921 729 6,104 2,311 Operating expenses – related party 1,582 856 4,805 2,619 Selling, general and administrative expenses 16,550 8,502 73,119 29,904 Selling, general and administrative expenses – related party 126 2,976 7,989 8,399 Depreciation 26,502 15,643 60,862 44,864 (Gain) loss on fair value of digital currency, net (338) (951) (355) (1,580) Change in fair value of contingent consideration 8,797 — 10,397 — Impairment of property, plant, and equipment — 355 — 355 Loss on disposals of property, plant, and equipment 1,987 — 5,818 — Total costs and expenses 75,250 42,770 232,509 129,858 Operating loss (24,672) (15,711) (99,890) (24,792) Interest expense (9,830) (409) (17,891) (16,779) Change in fair value of warrants and derivatives (424,642) — (424,642) — Loss on extinguishment of debt — (4,273) — (6,300) Interest income 4,094 339 7,585 1,286 Loss before income tax and equity in net income of investee (455,050) (20,054) (534,838) (46,585) Income tax benefit — — — — Equity in net income of investee, net of tax — (2,679) — 3,363 Net loss $ (455,050) $ (22,733) $ (534,838) $ (43,222) Loss per common share: Basic and diluted $ (1.13) $ (0.06) $ (1.37) $ (0.13) Weighted average common shares outstanding: Basic and diluted 401,559,291 382,086,768 390,602,067 337,999,865

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Note: In thousands, except number of shares, per share amounts and par value 19 September 30, 2025 December 31, 2024 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 711,315 $ 274,065 Accounts receivable 3,506 475 Digital currency 492 476 Prepaid expenses 2,955 2,493 Other receivables 8,409 3,799 Other current assets 2,427 123 Total current assets 729,104 281,431 Property, plant and equipment, net 861,778 411,869 Goodwill 55,457 — Operating lease right-of-use asset 105,067 85,898 Finance lease right-of-use asset 120,100 7,285 Restricted cash 1,439 — Deferred charges 572,943 — Other assets 8,557 1,028 TOTAL ASSETS 2,454,445 787,511 LIABILITIES AND STOCKHOLDERS' EQUITY September 30, 2025 December 31, 2024 CURRENT LIABILITIES: Accounts payable 62,281 24,382 Accrued construction liabilities 51,971 16,520 Accrued compensation 6,216 4,552 Accrued interest 6,868 2,559 Accrued lessor costs 42,813 — Other accrued liabilities 4,217 2,414 Share based liability due to related party 10,747 — Other amounts due to related parties 145 1,391 Current portion of deferred rent liability 50,653 — Current portion of operating lease liability 1,993 25 Current portion of finance lease liability 2 2 Current portion of warrant liabilities 467,945 — Total current liabilities 705,851 51,845 Deferred rent liability, net of current portion 35,504 — Operating lease liability, net of current portion 22,813 3,427 Finance lease liability, net of current portion 290 292 Convertible notes 1,060,167 487,502 Warrant liabilities, net of current portion 371,603 — Other liabilities 10,876 — TOTAL LIABILITIES 2,207,104 543,066 STOCKHOLDERS' EQUITY: Preferred stock, $0.001 par value, 100,000,000 authorized at September 30, 2025 and December 31, 2024; 9,558 and 9,566 issued and outstanding at September 30, 2025 and December 31, 2024, respectively; aggregate liquidation preference of $13,567 and $12,609 at September 30, 2025 and December 31, 2024, respectively 9,265 9,273 Common stock, $0.001 par value, 950,000,000 and 600,000,000 authorized at September 30, 2025 and December 31, 2024, respectively; 439,214,244 and 404,223,028 issued and outstanding at September 30, 2025 and December 31, 2024, respectively 439 404 Additional paid-in capital 1,256,260 685,261 Treasury stock at cost, 24,468,750 and 18,568,750 at September 30, 2025 and December 31, 2024, respectively (151,509) (118,217) Accumulated deficit (867,114) (332,276) Total stockholders' equity 247,341 244,445 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY 2,454,445 787,511 Q3 2025 Balance Sheet

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Q3 2025 Non -GAAP Adjusted EBITDA Reconciliation Note: All values in thousands. The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measure” commencing on page 36, under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Dec 31, 2024, Form 10-K. 20 RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA Three Months Ended September 30, 2025 Three Months Ended September 30, 2024 Nine Months Ended September 30, 2025 Nine Months Ended September 30, 2024 Net loss $ (455,050) $(22,733) $ (106,123) $ (43,222) Adjustments to reconcile net loss to non-GAAP Adjusted EBITDA: Equity in net income of investee, net of tax - 2,679 - (3,363) Distributions from investee, related to Nautilus - 3,395 - 22,482 Income tax benefit - - - - Interest income (4,094) (339) (7,585) (1,286) Loss on extinguishment of debt - 4,273 - 6,300 Change in fair value of warrants and derivatives 424,642 - 424,642 - Interest expense 9,830 409 17,891 16,779 Loss on disposals of property, plant, and equipment, net 1,987 - 5,818 - Change in fair value of contingent consideration 8,797 - 10,397 - Depreciation 26,502 15,643 60,862 44,864 Amortization of right-of-use asset 1,167 252 2,602 755 Stock-based compensation expense 4,345 2,408 44,323 14,181 Related party expense settled with respect to common stock $ - $ - $ 2,375 - Acquisition-related transaction costs $ - $ - $ 1,475 - Non-GAAP Adjusted EBITDA $ 18,126 $ 5,987 $ 27,962 $ 57,490

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 TeraWulf Capitalization Table As of November 10, 2025 1. Dilution figures assume principal of $500M is repaid in cash and the cash value of the capped call is utilized to repurchase shares (based on the Treasury Method) 2. Dilution figures assume principal of $1,000M is repaid in cash and the cash value of the capped call is utilized to repurchase shares (based on the Treasury Method) 3. Dilution figures assume principal of $1,025M is repaid in cash 21 Outstanding 13.00$ 14.50$ 16.00$ 17.50$ 19.00$ 20.50$ 22.00$ 23.50$ Common Stock 418,682 418,682 418,682 418,682 418,682 418,682 418,682 418,682 418,682 2030 Convertible Notes (1) 907 6,913 11,792 15,836 19,240 22,147 24,657 26,847 2031 Convertible Notes (2) - - - - 1,016 6,829 11,850 16,229 2032 Convertible Notes (3) - - - - - 1,411 4,820 7,794 Preferred Stock, Convertible into Common Stock 1,215 1,215 1,215 1,215 1,215 1,215 1,215 1,215 1,215 Warrants to Purchase Common Stock $0.010 Exercise Price 73,722 73,665 73,671 73,676 73,680 73,683 73,686 73,688 73,691 $1.000 Exercise Price 4,659 4,301 4,338 4,368 4,393 4,414 4,432 4,447 4,461 $1.925 Exercise Price 6,329 5,392 5,489 5,568 5,633 5,688 5,735 5,775 5,811 Subtotal 84,710 83,358 83,498 83,611 83,705 83,785 83,852 83,911 83,962 Omnibus Incentive Plan Equity Awards - Unvested 15,596 15,596 15,596 15,596 15,596 15,596 15,596 15,596 15,596 Estimated Fully Diluted Shares 520,203 519,758 525,903 530,897 535,034 539,534 549,732 560,730 570,324 Estimated Diluted Shares at Various Share Prices (Based on the Treasury Method)